                                                                    EXHIBIT 10.4

                     AMENDED AND RESTATED SECURITY AGREEMENT


         THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement"), dated December , 2001, is entered into by and among INTERIORS, INC., a Delaware corporation (the "Debtor"), PETALS, INC., a Delaware corporation ("Petals"), PETALS FACTORY OUTLET OF CONNECTICUT, INC., a Connecticut corporation ("Petals-CT"), PETALS FACTORY OUTLET, INC., a New York corporation ("Petals-NY"), PETALS FACTORY OUTLET OF FLORIDA, INC., a Florida corporation ("Petals-FL"), PETALS FACTORY OUTLET OF PENNSYLVANIA, INC., a Pennsylvania corporation ("Petals-PA"), HABITAT SOLUTIONS, INC., a Delaware corporation ("Habitat"), WINDSOR ART, INC., a California corporation ("Windsor"), TBD THREE, INC. f/k/a STYLECRAFT LAMPS, INC., a Tennessee corporation ("Stylecraft"), TBD TWO, INC., f/k/a TROY LIGHTING, INC., a California corporation ("Troy"), TBD ONE, INC., f/k/a CSL LIGHTING MFT., INC., a Delaware corporation ("CSL"), DECOR GROUP, INC., a Delaware corporation ("Decor") and CONCEPTS 4, INC., a California corporation ("Concepts 4") Petals, Petals-CT, Petals-NY, Petals-FL, Petals-PA, Habitat, Stylecraft, Troy, CSL, Decor and Concepts 4, collectively, the "Subsidiaries") and LIMERIDGE LLC (the "Secured Party").

                              W I T N E S S E T H:

         WHEREAS, on September 30, 1999, the Debtor issued to the Secured Party that certain Secured Convertible Note due September 29, 2004, in the original principal amount of Thirteen Million Five Hundred Forty Thousand Six Hundred and Twenty-Six Dollars ($13,540,626) (the "Convertible Note"), pursuant to the terms and provisions of that certain Convertible Note Purchase Agreement, dated as of September 30, 1999, by and among the Debtor and the Secured Party (the "Purchase Agreement"); and

         WHEREAS, in connection with the issuance of the Convertible Note to the Secured Party, as security for the payment and performance of the Debtor's obligations under the Convertible Note, the Debtor, Petals and the Secured Party entered into that certain Security Agreement, dated as of September 30, 1999 (the "Security Agreement"), pursuant to which the Debtor and Petals granted to Secured Party a security interest in and lien on all of the outstanding securities of Petals owned by the Debtor and Petals; and

         WHEREAS, as of April 26, 2001, the Secured Party, The Endeavour Capital Fund, S.A., The Endeavour Capital Investment Fund, S.A. (the Endeavour Funds collectively, "Endeavour"), Debtor, Petals, Stylecraft and Habitat entered into a Forbearance and Acknowledgement Agreement (the "Forbearance Agreement"), pursuant to which, inter alia, the Debtor reaffirmed its indebtedness, as of April 1, 2001 to the Secured Party in the amount of $19,868,514.25 and to Endeavour in the amount of $2,616,389.95, and based on Debtor's covenant to execute, by not later than July 31, 2001, definitive contracts with bona fide unaffiliated third parties to sell the equity or assets of any of Petals, Stylecraft or the Subsidiaries at prices aggregating not less than $38.0 million with "Contingencies" (as defined in the Forbearance Agreement) to expire by August 31, 2001, the Secured Party and Endeavour agreed to forbear from exercising their rights and remedies against the Debtor and the Collateral through September 30, 2001; and

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         WHEREAS, on September 28, 2001, Debtor, Petals, Habitat, Stylecraft,
Concepts, the Secured Party and Endeavour entered into a comprehensive amendment, guaranty and security agreement, pursuant to which, inter alia, (a) the Secured party and Endeavour were paid the sum of $2,800,000 from the sale of the Stylecraft assets, (b) the Debtor reaffirmed its indebtedness, as of September 15, 2001 to the Secured Party in the amount of $22,829,283.12 and to Endeavour in the amount of $3,013,994.67 (prior to credit for the $2,800,000 from the sale of the Stylecraft assets), (c) Petals, Stylecraft, Habitat and Concepts agreed to guaranty Debtor's indebtedness to the Secured Party and Endeavour and secure such guarantees with subordinate liens on their assets, (d) the Secured Party and Endeavour agreed to permit the sale of the Stylecraft assets to occur and (e) the Secured Party and Endeavour agreed to further temporarily forbear from exercising their rights and remedies with respect to the material events of default under the loan documents relating to the Debtor's indebtedness to Secured Party and Endeavour and the Forbearance Agreement through December 31, 2001 (the "Second Forbearance Agreement"; together with the Forbearance Agreement, the "Forbearance Agreements"); and

         WHEREAS, Debtor has again materially defaulted under the Second Forbearance Agreement including, without limitation (a) the entry of a judgment against Interiors and Petals in excess of $1.9 million by Matrix Leasing, resulting in a Forbearance Default under the terms of the Forbearance Agreements, and (b) breach of representations relating to intercompany advances or loans of money between the Debtor, Petals, Stylecraft, Habitat and Concepts; and

         WHEREAS, on December 24, 2001, the Debtor, Petals, Stylecraft, Habitat, Concepts and the Secured Party, and Endeavour entered into that certain Debt Restructuring Agreement, dated as of December , 2001 (the "Debt Restructuring Agreement"), pursuant to which the Debtor has agreed with the Secured Party and Endeavour to restructure certain debt owed by the Debtor to the Secured Party, Endeavour and others; and

         WHEREAS, on the date hereof, in accordance with the terms and provisions of the Debt Restructuring Agreement, the Debtor has issued to the Secured Party, and the Secured Party has accepted, that certain Amended and Restated Secured Convertible Note, pursuant to which the terms and provisions of the Convertible Note have been amended and restated in their entirety (the "Amended and Restated Convertible Note"); and

         WHEREAS, in order to induce the Secured Party to consummate the transactions contemplated by the Debt Restructuring Agreement and to accept the Amended and Restated Convertible Note, the Debtor and the Subsidiaries have agreed to reconfirm and, as applicable, grant to the Secured Party a lien and security interest in all of the respective assets and properties and all of the outstanding securities owned by them in one another, all under the terms and subject to the conditions of this Agreement; and

         WHEREAS, each of the Subsidiaries which were not a party to the Security Agreement will derive substantial benefit from the terms and provisions of the Amended and Restated Convertible Note and the Debt Restructuring Agreement; and


                                       2
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         WHEREAS, in connection with the issuance of the Amended and Restated
Convertible Note and in accordance with the terms and provisions of the Debt Restructuring Agreement, the Debtor, the Subsidiaries and the Secured Party desire herein to amend and restate the terms and provisions of the Security Agreement, provided that, nothing herein contained shall release, discharge, extinguish, limit, impair or alter the liens and security interests created under the Security Agreement or any existing priority thereof.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Definitions.

                  (a) Certain Defined Terms. The following terms, as used herein, have the meanings set forth below:

         Collateral shall mean all of the following property of Debtor and each of the Subsidiaries:

                  (a) All now owned and hereafter acquired right, title and interest of the Debtor and each of the Subsidiaries in, to and in respect of all: accounts, interests in goods represented by accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; commercial tort claims; chattel paper; investment property; general intangibles (including but not limited to, tax and duty claims and refunds, registered and unregistered patents, trademarks, service marks, certificates, copyrights trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures); documents; instruments; letters of credit, letter of credit rights, bankers' acceptances or guaranties; cash moneys, deposits; securities, financial assets, bank accounts, deposit accounts, credits and other property whether now or hereafter held at any depository or other institution or otherwise;

                  (b) All now owned and hereafter acquired right, title and interest of the Debtor and each of the Subsidiaries in, to and in respect of goods, including, but not limited to:

                           (i) All inventory, wherever located, whether now
owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in the Debtor's and the Subsidiaries' respective businesses; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all inventory which may be returned to Debtor or the Subsidiaries by their respective customers or repossessed by Debtor or the Subsidiaries and all of Debtor's and the Subsidiaries' respective right, title and interest in and to the foregoing (including all of Debtor's rights as a seller of goods);

                           (ii) All equipment and fixtures, wherever located,
whether now owned or hereafter acquired, including, without limitation, all machinery, motor vehicles, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto (including, but not limited to Debtor's and the Subsidiaries' respective rights to acquire any of the foregoing, whether by exercise of a purchase option or otherwise);

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                  (c) All now owned and hereafter acquired right, title and
interest of Debtor and each of the Subsidiaries in, to and in respect of any real or other personal property in or upon which Debtor or the Subsidiaries has or may hereafter own, lease or have a security interest, lien or right of setoff;

                  (d) All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Debtor, any computer service bureau or other third party;

                  (e) All products and proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

                  (f) All right, title and interest of the Debtor and/or any Subsidiaries in the Shares.

         Event of Default has the meaning assigned to that term in Section 9.

         Note means that certain Amended and Restated Secured Convertible Note, dated December , 2001, in the aggregate original principal amount of $15,115371.80, made and executed by Debtor and issued to Secured Party, and all amendments and supplements thereto, restatements thereof and renewals, extensions, restructuring and refinancings thereof.

         Person means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         Proceeds means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including, without limitation, all claims against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         Secured Obligations has the meaning assigned to that term in Section 3.

         Security Interests means the security interests granted pursuant to
Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

         Shares means all of the outstanding securities of the Subsidiaries.

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         UCC - means the Uniform Commercial Code as in effect on the date hereof in the State of New York, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

         (b) Other Definition Provisions. References to "Sections", "subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1(a) may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.

         2. Grant of Security Interest

         In order to secure the payment and performance of the Secured Obligations in accordance with the terms thereof, the Debtor and the Subsidiaries hereby grant to the Secured Party a continuing security interest in and to all right, title and interest of the Debtor and/or the Subsidiaries in the Collateral.

         3. Security for Obligations

         This Agreement secures the payment and performance of the Purchase Agreement and the Note, and all renewals, extensions, restructuring and refinancings thereof (the "Secured Obligations").

         4. Representations and Warranties. The Debtor and the Subsidiaries represent and warrant as follows:

                  (a) Binding Obligation. This Agreement has been duly executed and delivered by the Debtor and the Subsidiaries, and is a legal, valid and binding obligation of the Debtor and the Subsidiaries, enforceable against the Debtor and the Subsidiaries in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally. This Agreement is not in violation of any other agreements, instruments, order or judgment by which the Debtor and/or the Subsidiaries is bound or subject. The execution, delivery and performance of this Agreement by the Debtor and the Subsidiaries do not require the consent or approval of any other person, entity or governmental agency.

                  (b) Ownership of Collateral. The Debtor and the Subsidiaries own the Collateral free and clear of any lien, security interest or encumbrance. No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office. The Debtor and the Subsidiaries are, and as long as this Agreement shall be in effect pursuant to its terms, shall be the sole, record, legal and beneficial owner of, and have good and marketable title to, the Collateral and the Shares owned by them, subject to no liens, pledges or encumbrances, except the lien on the Collateral created by this Agreement.


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                  (c) Office Locations; Debtor Names.

                           (i) As of the date hereof, the chief place of
business, the chief executive office and the office where the Debtor and the Subsidiaries keep their books and records is located at 320 Washington Street, Mount Vernon, New York, 10553. The Debtor and/or the Subsidiaries have not maintained any other address at any time during the five years preceding the date hereof for such books and records..

                           (ii) The Debtor and the Subsidiaries do not do
business nor, as of the date hereof, have they done business during the past five years under any corporate name, trade name or fictitious business name except for their respective corporate names set forth above. The Debtor and the Subsidiaries will notify Secured Party promptly in writing at least thirty (30) calendar days prior to (a) any change in the Debtor and/or the Subsidiaries' names and (b) the Debtor and/or the Subsidiaries commencing the use of any trade name, assumed name or fictitious name.

                  (d) Perfection. This Agreement, together with the UCC filings referenced herein, create, and as applicable, confirm a valid, perfected and priority security interest in the Collateral to secure the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

                  (e) Governmental Authorizations; Consents. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or consent of any other Person is required either
(i) for the grant by the Debtor and the Subsidiaries of the Security Interests granted hereby or for the execution, delivery or performance of this Agreement by the Debtor and the Subsidiaries or (ii) for the perfection of or the exercise by the Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of the Debtor, the Subsidiaries or the Secured Party) other than the filing of financing statements in connection with the perfection of the Security Interests.

                  (f) Accurate Information. All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Debtor and the Subsidiaries with respect to the Collateral is and will be accurate and complete in all material respects.

                  (g) Deficiency. The Debtor and the Subsidiaries will remain liable for any deficiency in the event that the delivery of the Collateral to the Secured Party is insufficient to satisfy the Debtor's obligations under the Notes.

                  (h) Survival. From and after the date hereof and so long as this Agreement shall be in effect pursuant to its terms, the Debtor and the Subsidiaries agree that they shall not take any action that would cause the Debtor and/or the Subsidiaries to be in breach or default of any of the Secured Obligations, that all representations and warranties made by the Debtor and the Subsidiaries shall survive this Agreement and that as of the date hereof, the Secured Party shall be deemed to have a priority lien on the Collateral for the purposes and in accordance with the terms and provisions hereof, and the Debtor and the Subsidiaries shall cooperate with the Secured Party and take all action requested by the Secured Party to ensure the representations and warranties shall survive this Agreement with respect thereto.

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                  (i) Delivery. Upon the Shares forming a part of the
Collateral, being delivered to the Secured Party as heretofore provided, they shall become fully the property of the Secured Party. In addition, the Debtor and the Subsidiaries shall promptly take all necessary action, at the direction of the Secured Party (at no cost to the Secured Party) to transfer the Shares to the Secured Party or its nominee for sale

                  (j) Valid Issuances. The Subsidiaries' performance of their obligations under this Agreement will not (i) result in the creation or imposition by the Debtor and the Subsidiaries of any liens, charges, claims or other encumbrances upon the Collateral, or any of the assets of the Subsidiaries other than the security interest granted under this Agreement, or (ii) entitle the holders of outstanding capital shares of such Subsidiaries to preemptive or other rights to subscribe to or acquire any capital shares or other securities of the Subsidiaries.

                  (k) No Conflicts. The execution, delivery and performance of this Agreement by the Debtor and the Subsidiaries and the consummation by the Debtor and the Subsidiaries of the transactions contemplated hereby do not and will not (i) result in a violation of their respective Articles of Incorporation or ByLaws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, patent, patent license, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Debtor or the Subsidiaries are a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Debtor or the Subsidiaries or by which any property or asset of the Debtor or the Subsidiaries is bound or affected, nor is the Debtor or the Subsidiaries otherwise in violation of, in conflict with, or in default under, any of the foregoing except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined in the Purchase Agreement). The businesses of the Debtor and the Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                  (l) No Undisclosed Liabilities. The Debtor and the Subsidiaries have no liabilities or obligations, known or unknown, absolute or otherwise (individually or in the aggregate), which have not been disclosed in writing to the Secured Party or otherwise publicly announced, or as incurred in the ordinary course of business since September 30, 2001, or which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

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                  (m) Litigation and Other Proceedings. There are no lawsuits or proceedings pending or to the knowledge of the Debtor and/or the Subsidiaries threatened, against the Debtor and the Subsidiaries, nor has the Debtor and the Subsidiaries received any written or oral notice of any such action, suit, proceeding or investigation, which would reasonably be expected to have a Material Adverse Effect. No judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Debtor and the Subsidiaries, requested of any court, arbitrator or governmental agency which would be reasonably expected to result in a Material Adverse Effect.

                  (n) Employee Relations. The Debtor and the Subsidiaries are not involved in any labor dispute, nor, to the knowledge of the Debtor and the Subsidiaries, is any such dispute threatened which could reasonably be expected to have a Material Adverse Effect. None of the Debtor's or the Subsidiaries' employees is a member of a union and the Debtor and the Subsidiaries believe that their relations with their employees are good.

                  (o) Insurance. The Debtor and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Debtor and the Subsidiaries believe to be prudent and customary in the businesses in which the Debtor and the Subsidiaries is engaged. The Debtor and the Subsidiaries have no reason to believe that they will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                  (p) Patents and Trademarks. The Debtor and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which are necessary for use in connection with their business or which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). To the best knowledge of the Debtor and the Subsidiaries, none of the Intellectual Property Rights is infringing, or will infringe on any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence rights of any other Person, and the Debtor and the Subsidiaries either own or have duly licensed or otherwise acquired all necessary rights with respect to the Intellectual Property Rights. The Debtor and the Subsidiaries have not received any notice from any third party of any claim of infringement by the Debtor or the Subsidiaries of any of the Intellectual Property Rights, and have no reason to believe there is any basis for any such claim. To the best knowledge of the Debtor and the Subsidiaries, there is no existing infringement by another person on any of the Intellectual Property Rights.

                  (q) Permits; Compliance. The Debtor and the Subsidiaries are in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate their properties and to carry on their business as it is now being conducted (collectively, the "Permits"), all of which are valid and in full force and effect, and there is no action pending or, to the knowledge of the Debtor and the Subsidiaries, threatened regarding the suspension or cancellation of any of the Permits except for such Permits, the failure of which to possess, or the cancellation, or suspension of which, would not, individually or in the aggregate, have a Material Adverse Effect. To the Debtor's and/or the Subsidiaries' knowledge, neither the Debtor nor any Subsidiary is in material conflict with, or in material default or material violation of, any of the Permits. Since September 30, 2001, neither the Debtor nor any Subsidiary has received any notification with respect to possible material conflicts, material defaults or material violations of applicable laws.

                  (r) Taxes. All federal, state, city and other tax returns, reports and declarations required to be filed by or on behalf of the Debtor and the Subsidiaries have been filed and such returns are complete and accurate and disclose all taxes (whether based upon income, operations, purchases, sales, payroll, licenses, compensation, business, capital, properties or assets or otherwise) required to be paid in the periods covered thereby.

                  (s) No Bankruptcy. The Debtor and the Subsidiaries are aware of no facts or claims against them that would, and the Debtor and/or the Subsidiaries have no present intention to, liquidate any of their respective assets and/or seek bankruptcy protection either voluntarily or involuntarily.

                  (t) No Default. Except as described in the Debt Restructuring Agreement, neither the Debtor nor any Subsidiary is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound

                  (u) Title to Assets. The Debtor and the Subsidiaries have good and marketable title to all properties and material assets as owned by them, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Debtor or the Subsidiaries.

                  (v) Organization of the Debtor and the Subsidiaries. The Debtor and each Subsidiary is a corporation duly incorporated and existing in good standing under the laws of their respective jurisdiction of incorporation and have all requisite corporate authority to own their respective properties and to carry on their respective business as now being conducted. Each of the Debtor and the Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by they make such qualification necessary, other than those (individually or in the aggregate) in which the failure so to qualify would not reasonably be expected to have a Material Adverse Effect. The Debtor and the Subsidiaries are not in violation of any material terms of their respective Articles of Incorporation or Bylaws.

                  (w) Authority. (i) The Debtor and the Subsidiaries have the requisite corporate power and authority to enter into and perform their respective obligations under this Agreement, (ii) the execution, issuance and delivery of this Agreement by the Debtor and the Subsidiaries and the consummation by them of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Debtor and the Subsidiaries, their respective shareholders, or their respective Board of Directors is necessary, and (iii) this Agreement has been duly executed and delivered by the Debtor and the Subsidiaries and constitutes valid and binding obligations of the Debtor and the Subsidiaries enforceable against them in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Upon their issuance and delivery pursuant to this Agreement, the Shares forming a part of the Collateral will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Secured Party.

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         5. Further Assurances; Covenants

                  (a) Other Documents and Actions. The Debtor and the Subsidiaries will, from time to time, at their expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Debtor and/or the Subsidiaries will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;
(ii) at any reasonable time, upon demand by the Secured Party exhibit the Collateral to allow inspection of the Collateral by the Secured Party or persons designated by the Secured Party; (iii) upon the Secured Party's request, appear in and defend any action or proceeding that may affect the Debtor's or the Subsidiaries' title to or the Secured Party's security interest in the Collateral, and (iv) take all action necessary to have the Collateral, including the Shares, transferred in the name of the Pledgee.

                  (b) Secured Party Authorized. The Debtor and the Subsidiaries hereby authorize the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor and/or the Subsidiaries where permitted by law.

                  (c) Stock Dividends, Distributions, etc. If, while this Agreement is in effect, the Debtor and/or the Subsidiaries shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend, stock split, conversion of a convertible security or a distribution in connection with any reclassification or any increase or reduction of capital, or issued in connection with any reorganization), option or right, whether as an addition to, in substitution, of or in exchange for any of the Shares, the Debtor and the Subsidiaries agree that such stock certificate, option or right shall be additional collateral security for the Secured Obligations, and shall be delivered to Escrow Agent to be held as Collateral pursuant to the terms of this Agreement.

                  (d) Other Information. The Debtor and the Subsidiaries will, promptly upon request, provide to the Secured Party all information and evidence it may reasonably request concerning the Collateral to enable the Secured Party to enforce the provisions of this Agreement.

                  (e) Maintenance. The Debtor and the Subsidiaries will maintain their respective businesses as presently operated, and shall take any and all actions necessary for such maintenance as are customary.

         6. [Intentionally Omitted]

         7. Voting Rights. Unless an Event of Default, as defined herein or in the Note, shall have occurred, the Debtor and the Subsidiaries shall be entitled to vote the Shares and to give consents, waivers and ratifications in respect of the Shares; provided, however, that no vote shall be cast, or consent, waiver or ratification given or action taken, which would violate any rights the Secured Party has to the Shares under the terms of this Agreement or the Amended and Restated Convertible Note.

         8. Rights of Secured Party. Any of the Shares may, if an Event of Default has occurred and is continuing (as defined below or in the Note), (a) be registered in the name of the Secured Party and its nominees (for which a power of attorney coupled with an interest is hereby granted), which may thereafter exercise all voting and other rights and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Shares as if it were the absolute owner thereof or (b) to the extent permitted by law, be sold by the Secured Party in the name of the Debtor or the Subsidiaries, as the case may be, to any third party with proceeds (up to the amount equal to the Secured Obligations plus any and all monies due to the Secured Party pursuant to this Agreement and the Purchase Agreement) of such sale being paid to the Secured Party (for which a power of attorney coupled with an interest is hereby granted). In addition, the Debtor and the Subsidiaries grant to the Secured Party a power of attorney coupled with an interest to sign on behalf of the Debtor and the Subsidiaries after an Event of Default (as defined herein or in the Amended and Restated Convertible Note), a statement renouncing or modifying the Debtor's and the Subsidiaries' rights under section 9-505 of the Uniform Commercial Code of the State of New York.

         9. Secured Party Appointed Attorney-in-Fact. The Debtor and the Subsidiaries hereby irrevocably appoint the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Debtor and the Subsidiaries and in the name of the Debtor and the Subsidiaries, the Secured Party or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument that the Secured Party may deem necessary or advisable after the occurrence and during the continuation of an Event of Default to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to obtain and adjust insurance required to be paid to the Secured Party;

                  (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral;

                  (c) to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

                  (d) to pay or discharge taxes or liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, and such payments made by the Secured Party to become obligations of the Debtor and the Subsidiaries, due and payable immediately without demand and secured by the Security Interests; and

                  (e) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's and Subsidiaries' expense, at any time or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral.

         This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.

         10. Transfers and Other Liens. The Debtor and the Subsidiaries shall not, without the Secured Party's prior written consent:

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral.

                  (b) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any person except for the security interest created by this Agreement.

         11. Events of Default. The occurrence of any "Event of Default" as that term is defined in Note shall constitute an Event of Default by the Debtor and/or the Subsidiaries under this Agreement.

         12. Remedies

                  (a) If any Event of Default shall have occurred and be continuing, the Secured Party may declare the entire outstanding principal amount of the Note immediately due and payable without any notice, demand or other action on the part of the Secured Party.

                  (b) If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) without notice or demand or legal process, take possession of the Collateral and take any and all actions necessary to transfer or sell the Collateral in the name of the Secured Party; (ii) without notice except as specified below, sell the Collateral or any part thereof at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable; (iii) notify the obligors on any Accounts or Instruments to make payments there under directly to the Secured Party; (iv) without notice to the Debtor and/or the Subsidiaries, renew, modify or extend any of the Accounts and Instruments or grant waivers or indulgences with respect thereto or accept partial payment thereof, or substitute any obligor thereon, in any manner as the Secured Party may deem advisable, without affecting or diminishing the Debtor's and/or the Subsidiaries' continuing obligations hereunder, and (v) and shall have all applicable remedies set forth in the New York Uniform Commercial Code.

         13. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default as set forth herein, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses incurred by the Secured Party with respect to the Collateral; and second, to the Secured Obligations. The Secured Party shall pay over to the Debtor and the Subsidiaries any surplus and the Debtor and the Subsidiaries shall remain liable for any deficiency.

         14. Expenses. The Debtor and the Subsidiaries agree to pay all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of perfecting and maintaining the Security Interests, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If the Debtor and/or the Subsidiaries fail promptly to pay any portion of the above expenses when due or to perform any other obligation of the Debtor and/or the Subsidiaries under this Agreement, The Secured Party may, at its option, but shall not be required to, pay or perform the same, and the Debtor and the Subsidiaries agree to reimburse the Secured Party therefor on demand. All sums so paid or incurred by the Secured Party for any of the foregoing, any and all other sums for which the Debtor and the Subsidiaries may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by the Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, shall bear interest until paid at the rate provided in the Amended and Restated Convertible Note and shall be secured by the Collateral.

         15. Termination of Security Interests; Release of Collateral. Upon payment in full of all Secured Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Debtor and the Subsidiaries. Upon such termination of the Security Interests or release of any Collateral, the Secured Party will, at the expense of the Debtor and the Subsidiaries, execute and deliver to the Debtor and the Subsidiaries such documents as the Debtor and the Subsidiaries shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

         16. Notices. Each notice, communication and delivery under this
Agreement: (a) shall be made in writing signed by the party giving it; (b) shall specify the section of this Agreement pursuant to which given; (c) shall either be delivered in person or by telecopier, a nationally recognized next business day courier service or Express Mail; (d) unless delivered in person, shall be given to the address specified below; (e) shall be deemed to be given (i) if delivered in person, on the date delivered, (ii) if sent by telecopier, on the date of telephonic confirmation of receipt, (iii) if sent by a nationally recognized next business day courier service with all costs paid, on the next business day after it is delivered to such courier, or (iv) if sent by Express Mail (with postage and other fees paid), on the next business day after it is mailed. Such notice shall not be effective unless copies are provided contemporaneously as specified below, but neither the manner nor the time of giving notice to those to whom copies are to be given (which need not be the same as the addressee) shall control the date notice is given or received. The addresses and requirements for copies are as follows:

         If to the Debtor or any Subsidiary:

                           Interiors, Inc.
                           320 Washington Street
                           Mount Vernon, New York 10553
                           Telephone:  (914) 665-5400
                           Facsimile: (914) 665-5469
                           Attention: Chief Executive Officer

         With a copy to:

                           Greenberg Traurig
                           200 Park Avenue
                           New York, New York 10166
                           Telephone: (212) 801-9200
                           Facsimile: (212) 801-6400
                           Attention: Stephen A. Weiss, Esq.


         If to Secured Party:

                           Limeridge LLC
                           c/o Citco Trustees Cayman Limited
                           Corporate Centre
                           PO Box 31106SMB
                           Grand Cayman, Cayman Islands
                           British West Indies
                           Attention: Sabrina Hew
                           Facsimile: 345 945-7566
                           Telephone: 345 949-3977

         Except as otherwise expressly set forth in any particular provision of this Agreement, any consent or approval required or permitted by this Agreement to be given by the Secured Party may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Debtor and/or the Subsidiaries of any term of this Agreement, the Purchase Agreement or the Amended and Restated Convertible Note may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written specific consent of the Secured Party. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Debtor and/or the Subsidiaries shall entitle the Debtor and/or the Subsidiaries to other or further notice or demand in similar or other circumstances. The rights in this Agreement, the Purchase Agreement and the Amended and Restated Convertible Note are cumulative and are not exclusive of any other remedies provided by law. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement.

         17. Successors and Assigns. This Agreement is for the benefit of the Secured Party and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on the Debtor and the Subsidiaries and their respective successors and assigns, provided that the Debtor and/or the Subsidiaries shall not assign this Agreement without the Secured Party's prior written consent.

         18. Changes in Writing. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by the Debtor and/or the Subsidiaries therefrom, shall in any event be effective without the written concurrence of the Secured Party, the Debtor, and the Subsidiaries.

         19. Governing Law/Venue/Jurisdiction. This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of law principles thereof. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if the other party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

         20. Headings. Cross reference pages and headings contained herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

         21. Counterparts. This Agreement may be executed by each party upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signatures of all of the parties. This Agreement may be executed in two or more counterparts, each of which shall be an original, and each of which shall constitute one and the same agreement. Any party may deliver an executed copy of this Agreement and of any documents contemplated hereby by facsimile transmission to another party and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.



                 [balance of this page intentionally left blank]

         This Security Agreement has been duly executed and delivered by the parties on the date first written above.


DEBTOR:

INTERIORS, INC.


By:
   ---------------------------------
   Name:  Max Munn
   Title: President


SUBSIDIARIES:

PETALS, INC.


By:
   ---------------------------------
   Name:
   Title:


PETALS FACTORY OUTLET OF CONNECTICUT, INC.


By:
   ---------------------------------
   Name:
   Title:


PETALS FACTORY OUTLET, INC.


By:
   ---------------------------------
   Name:
   Title:

PETALS FACTORY OUTLET OF FLORIDA, INC.


By:
   ---------------------------------
   Name:
   Title:


PETALS FACTORY OUTLET OF PENNSYLVANIA, INC.


By:
   ---------------------------------
   Name:
   Title:


HABITAT SOLUTIONS, INC.


By:
   ---------------------------------
   Name:
   Title:


WINDSOR ART, INC.


By:
   ---------------------------------
   Name:
   Title:


TBD THREE, INC. F/K/A STYLECRAFT LAMPS, INC.


By:
   ---------------------------------
   Name:
   Title:


TBD TWO, INC. F/K/A TROY LIGHTING, INC.


By:
   ---------------------------------
   Name:
   Title:

TBD ONE, INC. F/K/A CSL LIGHTING MFT., INC.


By:
   ---------------------------------
   Name:
   Title:


DECOR GROUP, INC.


By:
   ---------------------------------
   Name:
   Title:


CONCEPTS 4, INC.


By:
   ---------------------------------
   Name:
   Title:



SECURED PARTY:


LIMERIDGE LLC



By:
   ---------------------------------
   Name:
   Title: